EXHIBIT 10.08

Articles of Amendment
to
Articles of Incorporation
of
Contracted Services, Inc.
(Name of Corporation as currently filed with the Florida Dept. of state)

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

A.     If amending name, enter the new name of the corporation:

                                                                             ONE Holdings, Corp.                                                                  The new name must be distinguishable and contain the word “corporation,” “company,” or “incorporated” or the abbreviation “Corp.,” “Inc.,” or “Co.” or the designation “Corp.” “Inc,” or “Co”. A professional corporation name must contain the word “chartered,” “professional association,” or the abbreviation “P.A.”

B.	Enter new principal office address, if applicable:	318 HOLIDAY DRIVE
(Principal office address MUST BE A STREET ADDRESS)
HALLANDALE BEACH, FL, 33009

C.	Enter new mailing address, if applicable:
	(Mailing address MAY BE A POST OFFICE BOX)	318 HOLIDAY DRIVE

HALLANDALE BEACH, FL, 33009

D.	If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent:	Marius Silvasan

	318 HOLIDAY DRIVE
New Registered office Address:	(Florida street address)

	HALLANDALE BEACH	, Florida	33009
	(City) (Zip Code)

New Registered Agent’s Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

	/s/ Marius Silvasan
	Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title; name, and address of each Officer and/or Director being added:
(Attach additional sheets, if necessary)

Title	Name	Address	Type of Action

President	Marius Silvasan	318 HOLIDAY DRIVE	☑ Add
		HALLANDALE BEACH	☐ Remove
FL, 33009

Secretary	Susan E. Corn	3919 14th St NE	☐ Add
		St Petersburg	☑ Remove
FL, 33716

President	John L. Corn	3919 14th St NE	☐ Add
		St Petersburg	☑ Remove
FL, 33716

E.	If amending or adding additional Articles, enter change(s) here:
(attach additional sheets, if necessary). (Be specific)

F.	If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:
(if not applicable, indicate N/A)

The date of each amendment(s) adoption:	June 4, 2009
(date of adoption is required)

Effective date if applicable:	June 4, 2009
(no more than 90 days after amendment file date)

Adoption of Amendment(s)	(CHECK ONE)

☑	The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐	The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

“The number of votes cast for the amendment(s) was/were sufficient for approval

by	.”
(voting group)

☐	The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐	The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated	June 5, 2009

Signature	/s/ Marius Silvasan

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Marius Silvasan
(Typed or printed name of person signing)

President
(Title of person signing)